Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2016-1

Final Pool as of the Cutoff Date

1/13/2016

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New		Used		Total
Aggregate Principal Balance (1)	$726,231,294.64		$572,467,699.65		$1,298,698,994.29

Number of Automobile Loan Contracts	29,026		33,993		63,019

Percent of Aggregate Principal Balance	55.92%		44.08%		100.00%

Average Principal Balance	$25,020.03		$16,840.75		$20,608.05
Range of Principal Balances	($262.26 to $84,472.02)		($253.65 to $82,575.57)		($253.65 to $84,472.02)

Weighted Average APR (1)	10.26%		14.56%		12.15%
Range of APRs	(2.00% to 25.50%	)	(2.00% to 27.99%	)	(2.00% to 27.99%	)

Weighted Average Remaining Term	67		64		66
Range of Remaining Terms	(3 to 75 months	)	(3 to 75 months	)	(3 to 75 months	)

Weighted Average Original Term	72		70		71
Range of Original Terms	(24 to 75 months	)	(12 to 75 months	)	(12 to 75 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	9.23%
	215-224	10.17%	Less than 540	22.45%
	225-244	31.33%	540-599	45.12%
	245-259	23.08%	600-659	30.71%
	260 and greater	26.19%	660 and greater	1.72%

Weighted Average Score	246		576

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2016-1

Final Pool as of the Cutoff Date

1/13/2016

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

				% of Total Number
	Aggregate Principal	% of Aggregate	Number of Automobile	of Automobile
Distribution by APR	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
2.000% to 2.999%	7,071,838.28	0.54%	239	0.38%
3.000% to 3.999%	29,210,516.48	2.25%	1,016	1.61%
4.000% to 4.999%	38,955,644.29	3.00%	1,385	2.20%
5.000% to 5.999%	37,606,436.69	2.90%	1,183	1.88%
6.000% to 6.999%	92,143,970.00	7.10%	3,234	5.13%
7.000% to 7.999%	88,304,684.79	6.80%	3,240	5.14%
8.000% to 8.999%	76,613,965.00	5.90%	3,145	4.99%
9.000% to 9.999%	89,163,522.38	6.87%	3,975	6.31%
10.000% to 10.999%	94,952,699.60	7.31%	4,238	6.72%
11.000% to 11.999%	125,009,883.32	9.63%	5,954	9.45%
12.000% to 12.999%	90,570,909.46	6.97%	4,478	7.11%
13.000% to 13.999%	90,080,422.79	6.94%	4,659	7.39%
14.000% to 14.999%	82,614,059.99	6.36%	4,474	7.10%
15.000% to 15.999%	76,334,890.58	5.88%	4,268	6.77%
16.000% to 16.999%	71,367,778.66	5.50%	4,113	6.53%
17.000% to 17.999%	63,140,563.44	4.86%	3,700	5.87%
18.000% to 18.999%	65,019,387.83	5.01%	3,925	6.23%
19.000% to 19.999%	29,305,952.36	2.26%	1,933	3.07%
20.000% to 20.999%	21,883,535.35	1.69%	1,554	2.47%
21.000% to 21.999%	13,351,140.76	1.03%	991	1.57%
22.000% to 22.999%	7,263,117.61	0.56%	583	0.93%
23.000% to 23.999%	5,189,354.52	0.40%	417	0.66%
24.000% to 24.999%	2,611,826.21	0.20%	228	0.36%
25.000% to 25.999%	634,147.96	0.05%	56	0.09%
26.000% to 26.999%	225,178.07	0.02%	23	0.04%
27.000% to 27.999%	73,567.87	0.01%	8	0.01%

TOTAL	$1,298,698,994.29	100.00%	63,019	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-1

Final Pool as of the Cutoff Date

1/13/2016

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Geographic Location	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
Alabama	$22,878,537.26	1.76%	1,055	1.67%
Alaska	2,651,686.34	0.20%	113	0.18%
Arizona	28,111,038.93	2.16%	1,306	2.07%
Arkansas	15,777,997.55	1.21%	716	1.14%
California	85,388,856.02	6.57%	4,246	6.74%
Colorado	22,336,382.25	1.72%	1,123	1.78%
Connecticut	7,340,586.99	0.57%	405	0.64%
Delaware	4,185,067.64	0.32%	226	0.36%
District of Columbia	3,065,702.14	0.24%	143	0.23%
Florida	95,299,998.57	7.34%	4,993	7.92%
Georgia	59,752,058.16	4.60%	2,634	4.18%
Hawaii	3,160,785.32	0.24%	154	0.24%
Idaho	2,175,062.56	0.17%	122	0.19%
Illinois	45,920,740.83	3.54%	2,408	3.82%
Indiana	25,740,330.25	1.98%	1,424	2.26%
Iowa	6,289,478.08	0.48%	318	0.50%
Kansas	6,107,230.97	0.47%	299	0.47%
Kentucky	25,351,185.19	1.95%	1,250	1.98%
Louisiana	42,921,967.93	3.30%	1,742	2.76%
Maine	4,069,046.90	0.31%	238	0.38%
Maryland	31,620,237.57	2.43%	1,526	2.42%
Massachusetts	19,323,191.06	1.49%	1,067	1.69%
Michigan	23,974,464.54	1.85%	1,475	2.34%
Minnesota	10,321,215.03	0.79%	557	0.88%
Mississippi	23,263,317.38	1.79%	1,036	1.64%
Missouri	26,523,310.67	2.04%	1,364	2.16%
Montana	2,758,341.63	0.21%	123	0.20%
Nebraska	3,833,617.14	0.30%	208	0.33%
Nevada	9,845,723.03	0.76%	432	0.69%
New Hampshire	4,762,827.34	0.37%	271	0.43%
New Jersey	21,575,369.33	1.66%	1,179	1.87%
New Mexico	20,370,319.87	1.57%	883	1.40%
New York	39,235,906.40	3.02%	2,065	3.28%
North Carolina	40,938,960.47	3.15%	1,930	3.06%
North Dakota	1,590,762.04	0.12%	73	0.12%
Ohio	45,217,763.40	3.48%	2,639	4.19%
Oklahoma	21,807,432.94	1.68%	990	1.57%
Oregon	6,804,571.14	0.52%	366	0.58%
Pennsylvania	45,489,890.40	3.50%	2,592	4.11%
Rhode Island	2,439,156.90	0.19%	148	0.23%
South Carolina	21,948,894.04	1.69%	1,036	1.64%
South Dakota	1,520,734.64	0.12%	88	0.14%
Tennessee	32,397,640.45	2.49%	1,497	2.38%
Texas	249,935,166.12	19.25%	10,521	16.69%
Utah	5,318,855.75	0.41%	238	0.38%
Vermont	1,811,472.74	0.14%	86	0.14%
Virginia	27,050,886.08	2.08%	1,280	2.03%
Washington	15,576,867.15	1.20%	793	1.26%
West Virginia	14,573,798.22	1.12%	676	1.07%
Wisconsin	14,819,247.75	1.14%	810	1.29%
Wyoming	3,480,113.74	0.27%	150	0.24%
Other (3)	45,199.45	0.00%	5	0.01%

TOTAL	$1,298,698,994.29	100.00%	63,019	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2016-1

Final Pool as of the Cutoff Date

1/13/2016

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

		% of Aggregate
	Wholesale LTV (1) Range	Principal Balance (2)(3)
	Less than 100%	25.84%
	100-109	22.37%
	110-119	23.36%
	120-129	18.09%
	130-139	8.79%
	140-149	1.43%
	150 and greater	0.11%

		100.00%
Weighted Average Wholesale LTV	110%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-1

Final Pool as of the Cutoff Date

1/13/2016

Distribution of the Automobile Loan Contracts by Original Term

as of the Cutoff Date

				% of Total Number
Original Term to	Aggregate Principal	% of Aggregate	Number of Automobile	of Automobile
Scheduled Maturity	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
1 - 24 months	$83,617.59	0.01%	13	0.02%
25 - 36 months	1,422,386.47	0.11%	154	0.24%
37 - 48 months	8,398,776.24	0.65%	693	1.10%
49 - 60 months	76,156,858.15	5.86%	6,477	10.28%
61 - 72 months	1,176,153,212.17	90.56%	54,442	86.39%
73 - 75 months	36,484,143.67	2.81%	1,240	1.97%

TOTAL	$1,298,698,994.29	100.00%	63,019	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-1

Final Pool as of the Cutoff Date

1/13/2016

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Buick(3)	$37,237,750.47	2.87%	1,595	2.53%
Cadillac(3)	31,932,817.65	2.46%	1,177	1.87%
Chevrolet(3)	530,885,049.83	40.88%	23,155	36.74%
Chrysler	29,669,188.66	2.28%	1,742	2.76%
Dodge	82,216,429.87	6.33%	4,056	6.44%
Ford	93,668,064.61	7.21%	5,083	8.07%
GMC(3)	82,242,202.90	6.33%	2,819	4.47%
Honda	29,468,642.15	2.27%	1,754	2.78%
Hyundai	50,611,962.37	3.90%	3,026	4.80%
Jeep	36,520,787.61	2.81%	1,795	2.85%
Kia	57,696,631.74	4.44%	3,335	5.29%
Mercedes	14,515,279.32	1.12%	600	0.95%
Mitsubishi	15,392,526.56	1.19%	903	1.43%
Nissan	84,391,930.12	6.50%	4,757	7.55%
Toyota	44,517,802.76	3.43%	2,549	4.04%
Volkswagen	13,861,011.58	1.07%	892	1.42%
Other (4)	63,870,916.09	4.92%	3,781	6.00%

Total	$1,298,698,994.29	100.00%	63,019	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $500,768,026.03, or approximately 39% of the total pool. The total Aggregate Principal Balance of all new GM vehicles originated under subvention programs accounts for approximately 25% of total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$3,440,850.95	0.26%	184	0.29%
Full-Size Van/Truck	241,488,965.51	18.59%	8,072	12.81%
Full-Size SUV	76,595,463.94	5.90%	2,547	4.04%
Mid-Size Car	323,599,354.09	24.92%	17,366	27.56%
Mid-Size SUV	299,333,236.39	23.05%	14,488	22.99%
Economy/Compact Car	237,447,188.71	18.28%	14,542	23.08%
Compact Van/Truck	39,027,212.73	3.01%	2,100	3.33%
Sports Car	77,470,967.98	5.97%	3,711	5.89%
Segment Unavailable (4)	295,753.99	0.02%	9	0.01%

Total	$1,298,698,994.29	100.00%	63,019	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2016-1

Final Pool as of the Cutoff Date

1/13/2016

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,168,509,728.78	89.98%	52,820	83.82%
1	49,539,251.18	3.81%	2,563	4.07%
2+	80,650,014.33	6.21%	7,636	12.12%

Total	$1,298,698,994.29	100.00%	63,019	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,257,141,766.78	96.80%	58,994	93.61%
1	15,770,770.92	1.21%	1,359	2.16%
2+	25,786,456.59	1.99%	2,666	4.23%

Total	$1,298,698,994.29	100.00%	63,019	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,292,315,796.05	99.51%	62,331	98.91%
1	4,485,557.83	0.35%	478	0.76%
2+	1,897,640.41	0.15%	210	0.33%

Total	$1,298,698,994.29	100.00%	63,019	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.